UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022

OmniAb, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40720	98-1584818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5980 Horton Street, Suite 600 Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 250-7800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OABI	Nasdaq Global Market
Warrants to purchase common stock	OABIW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

As previously reported in the Current Report on Form 8-K filed by the registrant on November 7, 2022 (the “Original Report”), on November 1, 2022, OmniAb, Inc. (formerly Avista Public Acquisition Corp. II (“APAC”)), a Delaware corporation, consummated the previously announced Business Combination (as defined below) (the “Closing”).

As used in this Amendment No. 2 to the Current Report on Form 8-K (“Amendment No. 2”), unless otherwise stated or the context clearly indicates otherwise, the terms the “registrant,” the “Company,” “OmniAb,” “we,” “us,” and “our” refer to OmniAb, Inc., and its subsidiaries prior to the Closing.

This Amendment No. 2 to the Original Report is being filed solely for the purpose of amending the disclosure under Item 2.01 - Completion of Acquisition or Disposition of Assets - Form 10 Information - Management’s Discussion and Analysis of Financial Condition and Results of Operations and the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (i) Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company for the three and nine months ended September 30, 2022 and September 30, 2021, (ii) the unaudited condensed combined financial statements of the Company as of September 30, 2022 and December 31, 2021 and for the three and nine months ended September 30, 2022 and September 30, 2021, and (iii) the unaudited pro forma condensed combined financial information of the Company as of September 30, 2022 and for the three and nine months ended September 30, 2022 and year ended December 31, 2021.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Financial Information

The information set forth in sections (a), (b) and (d) of Item 9.01 of this Amendment No. 2 is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The information set forth in Exhibit 99.1 to this Amendment No. 2 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Included as Exhibit 99.1 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of OmniAb for the three and nine months ended September 30, 2022 and September 30, 2021. The unaudited condensed combined financial statements of OmniAb, as of September 30, 2022 and December 31, 2021 and for the three and nine months ended September 30, 2022 and September 30, 2021, and the related notes thereto are attached as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of OmniAb as of September 30, 2022 and for the three and nine months ended September 30, 2022 and year ended December 31, 2021 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of OmniAb, Inc. for the three and nine months ended September 30, 2022 and September 30, 2021.

99.2	Unaudited Condensed Combined Financial Statements of OmniAb, Inc. as of September 30, 2022 and December 31, 2021 and for the three and nine months ended September 30, 2022 and September 30, 2021.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of OmniAb, Inc. as of September 30, 2022 and for the nine months ended September 30, 2022 and year ended December 31, 2021.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniAb, Inc.

Date: November 14, 2022	By:	/s/ Kurt A. Gustafson
	Name:	Kurt A. Gustafson
	Title:	Executive Vice President, Finance and Chief Financial Officer